Exhibit 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                           /s/ Robert B. Catell
                                           -----------------------------------
                                           Robert B. Catell

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                           /s/ Andrea S. Christensen
                                           -----------------------------------
                                           Andrea S. Christensen

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                           /s/ Donald H. Elliott
                                           -----------------------------------
                                           Donald H. Elliott

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                              /s/ J. Atwood Ives
                                              --------------------------------
                                              J. Atwood Ives

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                             /s/ James R. Jones
                                             ----------------------------------
                                             James R. Jones

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                               /s/ James L. Larocca
                                               --------------------------------
                                               James L. Larocca

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                                /s/ Stephen W. McKessy
                                                ------------------------------
                                                Stephen W. McKessy

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman, Joseph F. Bodanza and Michael J. Taunton, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-3 registering additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which Registration Statement relates to the Registration Statement on Form S-3 of the Corporation (File No. 333-82230) filed on February 6, 2002, and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:            April 1, 2003

                                                  /s/ Edward Travaglianti
                                                  -----------------------------
                                                  Edward Travaglianti